UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Ares Industrial Real Estate Income Trust Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

P10014- LTR Your vote is needed! WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO VOTE PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Ares Industrial Real Estate Income Trust Princess Logistics Center - New Jersey Your vote is needed! WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. ONLINE VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. MAIL THREE WAYS TO VOTE PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. Ares Industrial Real Estate Income Trust Princess Logistics Center - New Jersey Dear Fellow Shareholder: We are pleased to inform you that we are preparing for our upcoming Ares Industrial REIT meeting, which will be held on June 25, 2025. Enclosed are the proxy materials, which describe the proxy proposals in detail. Please review them carefully. Please respond to the proxy solicitation by voting in favor of each of the proposals described in the proxy materials. Voting instructions can be located below or in theballot enclosed in your proxy materials. If you have any questions, please feel free to contact your financial advisor or visitourwebsite at https://www.areswms.com/investors/proxy/ares-industrial-real-estate-income-trust-proxy. Sincerely, William S. Benjamin Chairman of the Board of Directors

Princess Logistics Center - New Jersey Ares Industrial Real Estate Income Trust TODAY VOTE Your vote is important! Vote your shares today! Princess Logistics Center - New Jersey Ares Industrial Real Estate Income Trust TODAY VOTE Your vote is important! Vote your shares today! P10014-EPB

ARES | WEALTH MANAGEMENT SOLUTIONS

Ares Industrial Real Estate Income Trust

Your Vote Is Important – Vote Your Shares Today!

The Annual Shareholder Meeting will be held on June 25, 2025. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number.


0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.


0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

VOTE NOW! Vote Online at www.proxyvote.com Vote by Phone at: 1-800-690-6903 Your vote matters! Vote your shares today! Princess Logistics Center - New Jersey Ares Industrial Real Estate Income Trust P10014-EPN

Frequently Asked Questions Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23

Vote Online at www.proxyvote.com Vote by Phone at: 1-800-690-6903 Eaglepoint Logistics Center - Indianapolis VOTE NOW! Your vote matters! Vote your shares today! R90677-EPR Ares Industrial Real Estate Income Trust

ARES | WEALTH MANAGEMENT SOLUTIONS

Ares Industrial Real Estate Income Trust

Your Vote Is Missing! Vote Your Shares Today!

The Annual Shareholder Meeting will be held on June 25, 2025. Your vote is very important and still missing. **You can vote your shares by internet telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number.


0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.


0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.